                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                           December 4, 2003



                          INSITUFORM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-10786                13-3032158
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

 702 Spirit 40 Park Drive, Chesterfield, Missouri                   63005
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code                                           (636) 530-8000

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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

Item 9. Regulation FD Disclosure.

         On December 4, 2003, the registrant issued a press release announcing the appointment of Christian G. Farman as its Vice President and Chief Financial Officer. Mr. Farman replaces Joseph A. White, who is leaving. The press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INSITUFORM TECHNOLOGIES, INC.


                                  By: /s/ Thomas S. Rooney, Jr.
                                      -------------------------------------
                                      Thomas S. Rooney, Jr.
                                      President and Chief Executive Officer

Date: December 4, 2003

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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit                           Description
      -------     --------------------------------------------------------------
         10.1     Employment Letter dated December 1, 2003 between the Company and Christian G. Farman. (1)

         99.1     Press release of Insituform Technologies, Inc., dated December
                  4, 2003, announcing the appointment of Christian G. Farman as its Vice President and Chief Financial Officer.

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(1)      Management contract or compensatory plan or arrangement.